Prospectus Supplement	November 23, 2020

Putnam Global Equity Fund
Prospectuses dated February 29, 2020

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Equity Fund (the “fund”), has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name and investment strategies (collectively, the “Repositioning”), which are subject to shareholder approval of certain proposals described below. If shareholders approve those proposals, Putnam Management currently anticipates that the Repositioning would be effective on or about April 1, 2021 (the “Effective Date”). On the Effective Date, the fund’s name would change to “Putnam Focused International Equity Fund,” the fund would be repositioned from a “global” fund with significant exposure to U.S. equities to an “international fund” with little or no exposure to U.S. equities, the fund would pursue a focused investment strategy expected to result in fewer portfolio holdings and more concentrated positions, and the fund’s principal investment strategies would be changed accordingly.

In connection with the Repositioning, Putnam Management has recommended, and the fund’s Board of Trustees has approved, and recommended that shareholders approve, a change in the fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and related amendments to the fund’s fundamental investment policies regarding diversification of investments. These changes would provide the fund greater flexibility to invest more of its assets in the securities of fewer issuers consistent with the focused investment strategy it would pursue following the Repositioning. Shareholder approval is required to change the fund from “diversified” to “non-diversified” and to make the related amendments to the fund’s fundamental investment policies regarding diversification of investments.

The management contract for the fund includes performance fees, which means that the management fee the fund pays reflects the strength or weakness of the fund’s performance compared to the returns of a performance index. In connection with the Repositioning, Putnam Management also has recommended, and the fund’s Board of Trustees has approved, and recommended that shareholders approve, a new management contract for the fund that will change the fund’s performance index from the MSCI World Index (ND) (a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries, including the United States) to the MSCI ACWI-Ex US Index (ND) (a broad international equity index that represents large and mid-cap equity performance across 22 of 23 developed markets countries, excluding the United States and 26 emerging markets countries). With the exception of the proposed new performance index, which would be implemented on a prospective basis following shareholder approval of the proposed management contract, the fund’s proposed management contract is substantially identical to the fund’s current management contract. Shareholder approval of the proposed management contract is required.

A full description of the proposal to change the fund’s sub-classification from “diversi -fied” to “non-diversified” and to make related amendments to the fund’s fundamental

324007 11/20

investment policies regarding diversification of investments and the proposal to approve a new management contract for the fund will be contained in a proxy statement that is expected to be mailed to shareholders in December 2020 (the “Proxy Statement”). The Proxy Statement will also contain additional information about the Repositioning.

Each proposal is contingent upon shareholder approval of the other proposal, and the Repositioning is contingent upon shareholder approval of each proposal. If shareholders do not approve both proposals, the fund would continue to operate as a “diversified” fund and the fund’s current fundamental investment policies with respect to diversification of investments would remain in effect, and the fund’s current management contract (and management fee) would remain unchanged. In addition, if shareholders do not approve both proposals, the Repositioning would not proceed, the fund’s name would remain unchanged, and the fund would continue to invest in accordance with its current investment strategies.

If shareholders approve both proposals, it is expected that the change in the fund’s sub-classification from “diversified” to “non-diversified” and the related amendments to the fund’s fundamental investment policies with respect to diversification of investments, the new management contract reflecting the performance index change, and the Reposi -tioning would take effect on the Effective Date. In realigning its portfolio in connection with the Repositioning, Putnam Management expects that the fund will make purchases and dispositions of certain portfolio holdings. Any such purchases and dispositions, which are expected to begin on or around March 2021, will result in brokerage commissions or other transaction costs. Depending on market conditions at the time, these changes could also result in the realization of capital gains that will be distributed to shareholders as taxable distributions.

The foregoing is not a solicitation of any proxy. For more information regarding the fund, or to receive a free copy of materials filed with the Securities and Exchange Commission (“SEC”), please visit Putnam’s website at  putnam.com/individual. Free copies of these materials can  also be found on the SEC’s website at http://www.sec.gov. Please read the proxy statement carefully when it becomes available in the coming weeks because it will contain important information. The fund, its trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the fund’s shareholders in  connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the fund’s proxy statement when it becomes available.

Shareholders should retain this Supplement for future reference.